Exhibit 99.1

1
Investor Presentation
January 2011
NASDAQ: DCTH
Concentrating the Power of Chemotherapy TM

Forward-looking Statements
This presentation contains forward-looking statements, within the meaning of federal securities laws, related to future events and future financial performance which include statements about our expectations, beliefs, plans, objectives, intentions, goals, strategies, assumptions and other statements that are not historical facts.
Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions, which could cause actual results to differ materially from expected results, performance or achievements expressed or implied by statements made herein. Our actual results could differ materially from those anticipated in forward-looking statements for many reasons, including, the progress of our research and development programs and future clinical trials; acceptance of our New Drug Application by the FDA and approval thereof, acceptance of our CE mark Technical File by our Notified Body and approval thereof; our ability to successfully commercialize the Delcath
Chemosaturation System in the United States and foreign markets and any corresponding revenue, our ability to enter into distribution and strategic alliances in the US and foreign markets and any corresponding revenue, the actions of regulatory authorities; our ability to obtain reimbursement coverage for the
Chemosaturation System; overall economic conditions; the availability of capital;
and other factors described in the section entitled ‘‘Risk Factors’’ in our most recent
Annual Report on Form 10-K and the Quarterly Reports on Form 10-Q that we file with the Securities and Exchange Commission.

Company Highlights
▪ Our mission is making established chemotherapeutic drugs work better in target organs
▪ Chemosaturation delivers ultra-high dose chemotherapy to the liver, while complementing systemic cancer therapies
▪ Minimally invasive approach to regional cancer therapy that combines well-established drug with catheter-based delivery and filtration system
▪ Successful Phase III trial results reported
▪ Filed NDA for orphan drug and delivery apparatus and CE Mark for device
▪ Platform technology with potential use in multiple liver-based cancers, and other regions or organs
▪ Large, unmet market opportunity: 2.6 million liver cancer patients worldwide
▪ Issued patents, orphan drug designations present competitive barriers
▪ Deep and experienced management team
Concentrating the Power of Chemotherapy

Significant Combination Product Approval and Commercialization Experience
Deep and Experienced Management Team

Executive

Title

Prior Affiliation
(s)

Years of

Experience

Eamonn Hobbs

President and CEO

AngioDynamics
, E
-
Z
-
EM

30

David McDonald

CFO

AngioDynamics, RBC Capital Markets

2
8

Krishna Kandarpa, M.D., Ph.D.

CMO and EVP, R&D

Harvard, MIT, Cornell, UMass

3
7

Agu
stin Gago

EVP, Global Sales &
Marketing

AngioDynamics, E
-
Z
-
EM

2
9

Peter Graham
, J.D.

EVP & General Counsel

Bracco, E
-
Z
-
EM

1
6

John Purpura

EVP, Regulatory Affairs &
Quality Assurance

E
-
Z
-
EM,
S
anofi
-
A
ventis

2
7

Bill Appling

S
VP

Operations & Medical
Device

R&D

AngioDynamics

25

Bernie Tyrrell

SVP N. American Sales &
Marketing

Epicept
, Otsuka,
Astra Zeneca,
Johnson &Johnson, Eli Lilly

33

Dan Johnston
,

Ph.D.

VP, Pharma R&D

Pfizer, Wyeth

10

▪ Built leadership team with deep pharmaceutical, device and commercialization experience
▪ Established manufacturing facility
▪ Reported successful Phase III Trial results
▪ Signed long-term supply agreement with leading melphalan manufacturer
▪ Raised over $70 million in equity capital
▪ Submitted for regulatory approvals in U.S. (NDA) and EU (Class III medical device)
▪ Positioned for 2011 commercialization
Executing on Sustainable Growth Strategy
Recent Accomplishments

Spectrum of Liver Cancer Treatments
Existing Treatments Involve Significant Limitations
Type of Treatment

Advantages

Disadvantages

Systemic

✓

Non
-
invasive

✓

Repeatable

-

Systemic toxicities

-

Limited efficacy in liver

Regional

(
e.g.
,

IHP)

✓

Therapeutic effect

✓

Targeted

-

Invasive/limited repeatability
-

Multiple treatments are
required

Focal

✓

Isolated
removal of tumor

-

90% unresectable

-

Invasive and/or limited
repeatability

Axillary v.
Gastroduodenal art.
Sup. mesenteric v.
Outflow
IVC
Inflow
Perfusion Circuit
Veno-Veno Bypass
Saphenous v.

IHP: Proof of Concept, but High Morbidity and Non-Repeatable
Open Surgical IHP - Where It All Began

Blood Return
Catheter
Chemo Filtration
System
Flow
Sensor
Chemo Isolation
Catheter
Chemo Delivery
Catheter
Veno-Veno
Bypass Pump

Advantages of
 Chemosaturation
▪ ISOLATION
 ▪ Treats entire liver
▪ SATURATION
 ▪ Allows for ~ 100x
 effective dose
 escalation of drug
 agents at tumor site
▪ FILTRATION
 ▪ Controls systemic
 toxicities
The Delcath Chemosaturation System
Note: Image not to scale.
Converts Traumatic Open Surgery to Minimally Invasive, Repeatable Procedure

Melphalan Dosing & Background
▪ Well understood, dose dependant, tumor preferential, alkylating cytotoxic agent that demonstrates no hepatic toxicity
▪ Manageable systemic toxicities associated with Neutropenia and Cytopenia
▪ Drug dosing over 10x higher than FDA-approved dose via systemic IV chemotherapy
▪ Dose delivered to tumor is approximately 100x higher than that of systemic IV chemotherapy
A Great Drug For Liver Cancer Therapy
Type

Dosing (mg/kg)

Multiple Myeloma (label)
0.25
Chemoembolization

0.6
2
Surgical Isolated Hepatic Perfusion (IHP)

1.5
0
Myeloablation
2.50
-
3.50
Chemosaturation

(PHP)
3.00

What Chemosaturation Offers
Attractive Clinical and Economic Proposition For Patient and Providers
Patients:
 • Significant improvement in disease control in the liver compared to standard of care in patients with unresectable hepatic melanoma mets
 • Manageable systemic toxicities
 •Time, so that primary cancers can continue to be treated
Physicians:
 • Novel, targeted liver directed treatment to complement other cancer therapies
 • Repeatable, percutaneous procedure
 • Ability to treat the entire liver, including both visible and micro tumors
 • Ability to continue treating patients for extra-hepatic disease

Interventional
Radiologist
Patient
Primary
Care
Medical
Oncologist
Offers systemic therapy to
treat Cancer
Oncologist
Offers resection or other focal
therapy to treat cancer in Liver
Transferred for
chemosaturation
Diagnosis of
Cancer
Identification of liver
involvement
with no improvement
from systemic
therapy
When liver disease is
controlled, patients return to
the Medical Oncologist for
additional systemic therapy
Current Patient Referral Path

Interventional
Radiologist
Offers Chemosaturation
therapy
Patient
Primary
Care
Surgical
Oncologist
Diagnosis of
Cancer
Resection
Medical
Oncologist
Offers systemic therapy to
treat cancer
Identification of liver
involvement
with no improvement
from systemic
therapy
When liver disease is
controlled, patients return to
the Medical Oncologist for
additional systemic therapy
Future Patient Referral Path

Summary of Phase III Results
▪ Primary endpoint exceeded
▪ Secondary endpoints support results
▪ OS cohort analysis - favorable
▪ Safety profile - expected and in accordance with
 currently approved labeling for melphalan
Trial Outcomes Favorable and Consistent with Special Protocol Assessment

Phase III Clinical Trial Design
Randomized to CS
92 patients: ocular
or cutaneous melanoma
CS/Melphalan
Treat every 4 weeks x 4 rounds
(responders can receive up to 6 rounds)
Best Alternative Care (BAC)
Investigator and patient decision
(any and all treatments)
Cross-over
 Primary Trial Endpoint
 ▪ Statistically significant difference in Hepatic
 Progression Free Survival (“hPFS”): p < 0.05
 ▪ Over 80% of Oncologic drugs approved by FDA
 between 2005 - 2007 on endpoints other than
 overall survival
Modeled hPFS for Trial Success:
7.73 months (CS)
vs.
4 months (BAC)
Secondary Trial Endpoints
▪ Hepatic response and duration of hepatic response
▪ Overall response and duration of overall response
▪ Overall Survival - Diluted by Cross Over
▪ SAP calls for analysis of various patient cohorts
Fully Powered, 93 Patient, Randomized, Multi-Center NCI Led Study
Pre-CS (Baseline)
Post-CS (22+ Months)
Hepatic Response - Metastatic Melanoma

2010 ASCO Presentation of Phase III Clinical Trial Results
▪ Trial results exceed primary endpoint expectations; p value = 0.001
▪ Treatment arm shows 5x median hPFS compared to control arm
▪ CS/PHP median hPFS of 245 days compared to 49 days for BAC
▪ Hazard Ratio = .301
▪ Patients failed prior therapies (radiation, chemo, immuno, image guided local)
▪ 90% Ocular, 10% Cutaneous - No difference in response
▪ Overall PFS 186 vs. 46 days for BAC
▪ 34% response rate for CS/PHP compared to 2% for BAC
▪ 52% stable disease for CS/PHP compared to 27% for BAC
▪ 86% overall clinical benefit (CR + PR + SD)
Strong Clinical Trial Results

2010 ASCO Presentation of Phase III Clinical Trial (cont.)
▪ Majority of BAC patients crossed over and obtained similar response from treatment
▪ Total 93 patient trial - 10 months median OS vs. 4 months expected 1 (due to cross over provision, most patients received PHP/CS treatment)
▪ OS cohort analysis - all positive trends
 a) Median survival of 298 days for treatment arm compared to 124 in non-crossover BAC patients
 b) Median survival of 398 days for BAC Cross Over patients vs. 124 non-cross over BAC patients
▪ OS Secondary endpoint - No difference in Kaplan-Meier curves(due to cross over treatment response)
▪ Safety profile as expected - in line with current FDA approved labeling for IV administration of Melphalan and Phase I CS/PHP study results
 a) Treatment related Deaths:
 ▪ 3/40 patients (7.5%) 3/116 procedures (2.6%)
 ▪ Neutropenic Sepsis (n=2) 5%, Hepatic Failure (n=1) 2.5% (95% tumor burden)
 ▪ Current approved labeling for Melphalan - 3% to 10% mortality rate.
 b) Instituting REMS (Risk Evaluation & Mitigation Strategy) to address proper management associated with safe use.
Encouraging Survival Data With Expected Safety Profile
1 Source: Unger et. al. Cancer 2001;91: 1148

Phase I/II NCI Trials - Neuroendocrine
Neuroendocrine Tumor Trial Results (n=23)*
Promising Initial Response Rate in Attractive Market
Pre-CS
(Baseline)
Post-CS #2
(+4 Months)
Post-CS #1
(+6 Weeks)
*Presentation at American Hepato-Pancreo-Biliary Association 2008 annual meeting
Number (n)

Carcinoid

3

Pancreatic Islet Cell

17

Not Evaluable
(Tox
icity
, Incomplete T
reatment
,
O
rthotopic
L
iver
T
ransplantation
)

4

Progressive Disease

1

Minor Response
/

S
table
D
isease

3

Partial Response (30.0%
-

99.0% Tumor Reduction)

13

Complete Response (No Evidence of Disease)

2

Objective Tumor Response

15

Objective Tumor Response Rate

79%

Duration (months)

Median Hepatic PFS

39

Overall Survival After
CS

40

Product Development Pipeline
Robust Development Program Planned
• Melanoma liver mets
• Drug-melphalan & apparatus
• All liver cancers - melphalan
• Class III device
• 3rd party melphalan
• Additional drugs
• Other organs
• Broaden label
• Other liver cancers - melphalan
• Apparatus improvements
Initial Opportunity
Near Term (< 5 years)
Intermediate Term (> 5 years)
• Primary liver cancer (HCC)
• Drug-melphalan & apparatus
• Proprietary melphalan drug
approval
• Apparatus improvements
• Additional drugs
• Other organs
• Broaden label
• Other liver cancers - melphalan
• Additional drugs
• Other organs

Intellectual Property
Patent Protection
▪ 7 issued U.S. patents, 10 foreign patents issued and 4 pending
▪ Primary device patent set to expire August 2016
▪ Post FDA approval up to 5 years of patent extension possible
FDA Protection
▪ Orphan Drug Designation granted for melphalan in the treatment of ocular melanoma, cutaneous melanoma and metastatic neuroendocrine tumors, as well as for doxorubicin in the treatment of HCC
▪ Additional Orphan Drug applications to be filed for other drugs and indications, including HCC and CRC
Multiple Levels of Protection

400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
-
Patients
HCC
CRC
NET
Melanoma
18,386
64,416
8,638
10,123
13,505
US
EU (DE, IT, FR, UK, SP, NL)
ASIA (China, S. Korea, Japan, Australia, Taiwan)

• Initial indication for
 Melanoma liver mets in USA
• General indication in EU for
 delivery of melphalan to the
 liver permits physican use on
 a broad range of liver cancers
• Asia potentially requires long
 term clinical development
 pathway
• Australia- Niche opportunity
 (high melanoma incidence) -
 device approval following EU
 CE Mark
• Significant potential label
 expansion opportunity
Transparent Areas
Represent Potential
Additional Indications
13,505**
101,563
355,712
*TPM Total Potential Market
**TPM for potential U.S. labeled indications only
Market Opportunity* by Geography
(patients)

Patients
Melanoma
15,000
10,000
5,000
-
United States
Germany
China
Australia
UK
Italy
France
Netherlands
Spain
Taiwan
Japan
South Korea
NET
40,000
30,000
20,000
10,000
-
China
United States
Japan
Germany
France
UK
Italy
South Korea
Spain
Taiwan
Australia
Netherlands
CRC
60,000
50,000
40,000
30,000
20,000
10,000
-
China
United States
Japan
Germany
Italy
France
UK
Spain
South Korea
Australia
Netherlands
HCC
200,000
180,000
160,000
140,000
120,000
100,000
80,000
60,000
40,000
20,000
-
China
United States
Japan
South Korea
Italy
Taiwan
Germany
France
Spain
UK
Australia
Netherlands

• US - largest opportunity for Melanoma
• China - largest opportunity for HCC
• CRC - largest opportunity worldwide
*TPM Total Potential Market
Market Opportunity* by Disease
(patients)

Liver Metastasis	Potential Market # Patients	Potential Market # Procedures (Avg 2.5/patient)	Potential Market ($MM) $20K ASP **
Ocular Melanoma	1,622	4,055	$81.1
Cutaneous Melanoma	11,883	29,708	$594.2
TOTAL MELANOMA (Initial Expected Label)	13,505	**33,763**	**$675.3**
CRC	38,423	96,057	$1,921.1
HCC (Primary)	12,386	30,964	$619.3
NET	9,986	24,965	$499.3
TOTAL OTHER (Potential Label Expansion)	**60,794**	**151,985**	**$3,039.7**

*TPM Total Potential Market
** Estimated ASP
Market by Disease* - USA

▪ CE Mark approval in EU-covers 29 countries
▪ 14 Countries currently have Melphalan for
 injection commercially available
 ▪ Belgium (BE), Czech Republic (CZ), Germany (DE), Estonia (EE), Spain (ES), France
 (FR), Ireland (IE), Italy (IT), Lithuania (LT), Luxembourg (LU), Netherlands (NL), Sweden
 (SE), Slovakia (SK), United Kingdom (UK).
▪ 6 initial target countries (DE, UK, FR, IT, SP, NL)
 represent 89% of total potential market
EU - Landscape
Initial Target Markets (DE, UK, FR, IT, SP, NL)

	Germany (Direct)	UK (Direct)	France (Indirect)	Italy (Indirect)	Spain (Indirect)	Netherlands (Direct)	Total Potential (patients)	Potential Market ($ millions)1,2,3

Total Potential Market #Patients
Ocular Melanoma	403	296	294	284	197	79	1,553	$46.6
Cutaneous Melanoma	2,834	1,735	1,314	1,398	628	662	8.571	$257.1
CRC	18,978	10,155	10,490	13,952	7,694	3,151	64,420	$1,932.6
HCC (Primary)	3,941	1,734	3,645	6,253	2,616	197	18,386	$551.6
NET	2,168	1,624	1,645	1,579	1,185	438	8,639	$259.2
TOTAL	25,087	13,513	15,780	21,784	11,495	3,786	91,445	$3,047.1
Europe is Potential $3.0 Billion Market Opportunity for Device Only
1. Assumes 2.5 treatments per patient
2. Assumes ASP of $12K (device only)
3. Assumes mix of direct sales and distributors
Market by Disease - EU Device Only
Initial Target Markets (DE, UK, FR, IT, SP, NL)

	Germany (Direct)	UK (Direct)	France (Indirect)	Italy (Indirect)	Spain (Indirect)	Netherlands (Direct)	Total Potential (patients)	Potential Market ($ millions)1,2,3

Total Potential Market #Patients
Ocular Melanoma	403	296	294	284	197	79	1,553	$62.1
Cutaneous Melanoma	2,834	1,735	1,314	1,398	628	662	8.571	$342.8
CRC	18,978	10,155	10,490	13,952	7,694	3,151	64,420	$2,576.8
HCC (Primary)	3,941	1,734	3,645	6,253	2,616	197	18,386	$735.5
NET	2,168	1,624	1,645	1,579	1,185	438	8,639	$345.6
TOTAL	25,087	13,513	15,780	21,784	11,495	3,786	91,445	$4,062.8
1. Assumes 2.5 treatments per patient
2. Assumes ASP of $16K, when Delcath branded melphalan is available
3. Assumes mix of direct sales and distributors
Europe Represents Potential $4.1 Billion Market Opportunity
Market by Disease - EU
Initial Target Markets (DE, UK, FR, IT, SP, NL)

	China (Drug)	S. Korea (Drug)	Japan (Device)	Taiwan (Drug)	Australia (Device)	Total Potential (patients)	Potential Market 1,2,3,4

HCC (Primary)	197,082	7,486	7,625	4,945	604	217,742	$4,899.2
OTHER
CRC	59,644	6,219	27,396	2,762	3,891	99,912	$2,248.0
NET	35,503	1,275	3,355	608	562	41,303	$929.3
Ocular Melanoma	1,760	66	175	31	96	2,128	$47.9
Cutaneous Melanoma	667	74	238	429	1,996	3,404	$76.6
OTHER TOTAL	292,229	14,980	38,376	8,315	5,057	358,957	$8,201.0
1. Assumes 2.5 treatments per patient
2. Assumes ASP of $9K
3. Assumes mix of systems with and without Delcath branded melphalan
4. Assumes sales by distributors
Asia Represents Potential $8.2 Billion Market Opportunity
Market by Disease - Asia
Initial Target Markets (China, Japan, S. Korea, Taiwan, Australia)

Three-Pronged Business Strategy
Commercialization
▪ Gain regulatory approval
 • Goal: receive CE approval for Class III device mid 2011
 • Goal: receive FDA approval for drug and delivery system mid 2011
 • Goal: receive EU approval for proprietary drug 2014
▪ Build out direct specialty sales force for U.S.
▪ Direct and Distribution partners OUS
Pursue Asian Strategic Alliances
▪ Chi-Fu Trading Company Ltd. signed 2/9/2010 for Taiwan
▪ Proprietary drug and delivery apparatus approval for HCC
Establish U.S. and EU Pharma Alliances
▪ Co-develop and fund additional indications for Delcath Chemosaturation
 System™
Direct Sales Model, Complemented by Partnerships & Distributors

Reimbursement Strategy
Reimbursement is a Multi-Faceted Work in Progress
• Have retained leading reimbursement consultants
• Seek chemosaturation specific codes in U.S.:
 Physician:
 ▪ While undergoing FDA review, apply for CPT Category III code
 ▪ Convert the Category III code to Category I following FDA approval
 Hospital:
 ▪ Apply for new ICD-9/10 procedure code to capture full procedure of hepatic isolation and chemosaturation
 ▪ Request new DRG based on costs above those of existing DRGs and clinical dissimilarity to other hepatic procedures in current DRGs
•  Europe: developing plans for initial focus countries

Financials

Financial Summary
Financial & Operating Overview
▪ Follow On Offerings: Raised ~ $70 million in last twelve months
▪ Burn Rate: Approximately $2.2 million/month
▪ Cash: ~ $54.1 million at September 31, 2010
▪ Debt: None
▪ Shares Out: 42.8 million (49.4 million fully diluted*)
▪ Institutional Ownership: ~ 21% at September 30, 2010
▪ Market Capitalization: ~ $419 million as of December 31, 2010
▪ Avg. Daily Volume (3 mos) ~ 1.2 million
*  As of September 30, 2010 Fully diluted includes an additional 3.8 million options at $4.78, 2.70 million warrants at $3.52, and 232,910 unvested restricted shares.
Capital Structure Strengthened Significantly in 2010

Potential 2011 Milestones
Regulatory
 • FDA acceptance of NDA; PDUFA date established
 • CE Mark approval
 • NDA approval
Publication
 • Phase 3 metastatic melanoma to the liver
 • Phase 2 metastatic neuroendocrine (NET) to the liver
Clinical
 • Phase 2 top line data release
 • Presentation of Phase 2 data
 • HCC development plan in Taiwan/Asia
 • US label expansion plans and proposed studies
Commercial
 • Initial US commercialization
 • Initial EU commercialization
Significant Value Creation Expected in 2011

Company Highlights
▪ Our mission is making well-established chemotherapeutic drugs work better in target organs
▪ Chemosaturation delivers ultra-high dose chemotherapy to the liver, while complementing systemic cancer therapies
▪ Minimally invasive approach to regional cancer therapy that combines well-established drug with catheter-based delivery and filtration system
▪ Successful Phase III trial results reported
▪ Filed NDA for orphan drug and delivery apparatus and CE Mark for device
▪ Platform technology with potential use in multiple liver-based cancers, and other regions or organs
▪ Large, unmet market opportunity: 2.6 million liver cancer patients worldwide
▪ Issued patents, orphan drug designations present competitive barriers
▪ Deep and experienced management team
Concentrating the Power of Chemotherapy

Appendix I. - Delcath Sources for Market Estimates
American Cancer Society. Cancer Facts & Figures 2010. Atlanta: American Cancer Society; 2010.

Alexander, Richard H., David L. Bartlett, and Steven K. Libutti. "Current Status of Isolated Hepatic Perfusion With or Without Tumor
Necrosis Factor for the Treatment of Unresectable Cancers Confined to the Liver." The Oncologist 5 (2000): 416-24.

Blake, Simon P., Karen Weisinger, Michael B. Atkins, and Vassilios Raptopoulos. "Liver Metastases from Melanoma: Detection with
Multiphasic Contrast Enhanced CT." Radiology 213 (1999): 92-96. Print
Ferlay J, Shin HR, Bray F, Forman D, Mathers C and Parkin DM.
GLOBOCAN 2008, Cancer Incidence and Mortality Worldwide: IARC CancerBase No. 10 [Internet].
Lyon, France: International Agency for Research on Cancer; 2010. Available from: http://globocan.iarc.fr

Nawaz Khan, Ali, Sumaira MacDonald, Ajay Pankhania and David Sherlock. "Liver, Metastases: [Print] - EMedicine Radiology."
Liver, Metastases. EMedicine - Medical Reference, 10 Feb. 2009. Web. <http://emedicine.medscape.com/article/369936-print>.

Neuroendocrine Tumors. Practice Guidelines in Oncology- v.2.2009. National Comprehensive Cancer Network (NCCN). 2009.

Pawlik, Timothy M., Daria Zorzi, Eddie K. Abdalla, Bryan M. Clary, Jeffrey E. Gershenwald, Merrick I. Ross, Thomas A. Aloia,
Steven A. Curley, Luis H. Camacho, Lorenzo Capussotti, Dominique Elias, and Jean-Nicolas Vauthey. "Hepatic Resection for
Metastatic Melanoma: Distinct Patterns of Recurrence and Prognosis for Ocular Versus Cutaneous Disease." Annals of Surgical
Oncology 13.5 (2006): 712-20.

Investor Presentation
January 2011
NASDAQ: DCTH
Concentrating the Power of Chemotherapy TM